EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 104 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated February 28, 2005 which was filed as Exhibit (i) to Post-Effective Amendment No. 1038.


                                       /s/ Deidre E. Walsh
                                       ----------------------
                                       Deidre E. Walsh, Esq.

March 30, 2005
Boston, Massachusetts